Balances and Transactions with Related Parties - Summary of Compensation Received by Key Management Personnel (Detail) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
BALANCES AND TRANSACTIONS WITH RELATED PARTIES
Remuneration	$ 2,060,928	$ 2,133,063	$ 2,357,252
Short-term benefits for employees	260,400	272,714	207,391
Other long-term benefits - IAS	38,713	146,404	2,088
Total	2,360,041	$ 2,552,181	$ 2,566,731
Guaranteed to key management personnel	$ 0